UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

Solar Park Initiatives, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143672	80-0189455
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

818 A1A North
Suite 201
Ponte Vedra Beach, Florida 32082
(Address of principal executive offices)

(904) 644-6090
 (Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York  11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry Into a Material Definitive Agreement
Item 2.01                        Completion of Acquisition or Disposition of Assets

On February 15, 2011, Solar Park Initiatives, Inc. (the “Company”) entered into and closed an Asset Purchase Agreement (the “APA”) with Solar Energy Initiatives, Inc. (“SEI”) pursuant to which the Company purchased from SEI certain assets relating to the Solar EOS program including course and instructional materials, vendor contract information, funding information for state programs and a rental agreement in Kingtree, South Carolina (collectively, the “SEI Assets”).  Further, the Company has agreed to pay SEI 10% of the adjusted gross profit derived from the operation of the education program for a period of three years ending February 14, 2014.
In consideration for the purchase and sale of the SEI Assets, the Company assumed a liability in the amount of approximately $25,000, made a cash payment of $10,000 at closing and issued SEI a Promissory Note in the principal amount of $165,244 with 7.5% interest that is payable over a period of 36 months payable in three equal installments annually.

SEI owns approximately 22% of the issued and outstanding shares of common stock of the Company.  Everett Airington and Pierre Besuchet, two directors of the Company, also serve as directors of SEI.  Messrs Airington and Besuchet recused themselves from voting on this matter.  The consideration paid by the Company to SEI was determined through an arms-length negotiation between the Company and SEI and approved by all non-conflicted directors of each of the parties.

Item 9.01       Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited Financial Statements for the year ended September 30, 2010 (to be filed by amendment)
Unaudited Financial Statements for the month ended December 31, 2010 (to be filed by amendment)

(b)	Pro forma financial information.

Pro Forma Financial Statements (to be filed by amendment)

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit

4.1	Promissory Note dated February 15, 2011 issued by Solar Park Initiatives, Inc. to Solar Energy Initiatives, Inc.

10.1	Asset Purchase Agreement dated February 15, 2011, by and among Solar Energy Initiatives, Inc. and Solar Park Initiatives, Inc.

10.2	Royalty Agreement between Solar Park Initiatives, Inc. and Solar Energy Initiatives, Inc. dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR PARK INITIATIVES, INC.

Date: February 17, 2011	By:	/s/ David J.Surette
David J. Surette
Chief Executive Officer & Chief Financial Officer